Filed pursuant to Rule 497

File No. 333-228720

Rule 482ad

October 8, 2019

Gladstone Capital Corporation Prices Public Offering of 5.375% Notes due 2024

McLean, VA, October 8, 2019: Gladstone Capital Corporation (NASDAQ: GLAD) (the “Company”) today announced that it priced a public offering of $33,750,000 aggregate principal amount of 5.375% Notes due 2024 (the “Notes”) on October 7, 2019. The Notes will mature on November 1, 2024 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 1, 2021. The Notes will bear interest at a rate of 5.375% per year payable quarterly on February 1, May 1, August 1 and November 1 of each year, beginning November 1, 2019. The Company also granted the underwriters a 30-day option to purchase up to an additional $5,062,500 in aggregate principal amount of Notes to cover overallotments, if any. The Company expects to list the Notes on the Nasdaq Global Select Market under the trading symbol “GLADL” within 30 days of issuance. Janney Montgomery Scott, Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), and B. Riley FBR are acting as joint book-running managers for this offering. William Blair and Wedbush Securities are acting as co-managers for this offering.

The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about October 10, 2019.

The Company intends to use the net proceeds from this offering to repay a portion of the amount outstanding under its credit facility, to fund new investment opportunities, and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The prospectus supplement, dated October 7, 2019, and the accompanying prospectus, dated February 5, 2019, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the SEC (File No. 333–228720).

To obtain a copy of the preliminary prospectus supplement for this offering and the accompanying prospectus, please contact: Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103 by writing to prospectus@janney.com or calling 215-665-4450.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities consisting primarily of secured first and second lien term loans to lower middle market businesses in the United States.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the offering of Notes and the anticipated use of the net proceeds by the Company. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. Completion of the offering on the terms described, and the application of net proceeds, are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

CONTACT: For further information: Gladstone Capital Corporation, 703-287-5898.